BLACKROCK FUNDSSM

BlackRock Short-Term Inflation-Protected Securities Index Fund

(the “Fund”)

Supplement dated June 12, 2017 to the Statement of Additional Information of the Fund, dated April 28, 2017 (as amended May 31, 2017)

Effective immediately, the following changes are made to the Fund’s Statement of Additional Information:

The section entitled “Management, Advisory and Other Service Arrangements” is amended to add the following:

BlackRock has entered into a sub-advisory agreement with BlackRock Fund Advisors (“BFA”), pursuant to which BlackRock pays BFA for providing services to BlackRock with respect to the Fund a monthly fee at an annual rate equal to a percentage of the management fee paid to BlackRock under the Management Agreement.

As of the date of this SAI, BlackRock has not made any payments to BFA for sub-advisory services on behalf of the Fund.

Effective immediately, BlackRock Institutional Trust Company, N.A. (“BTC”) is replacing BlackRock Investment Management, LLC (“BIM”) as securities lending agent for the Fund. Accordingly, all references to BIM as securities lending agent for the Fund in the Fund’s Statement of Additional Information are replaced with BTC as the new securities lending agent for the Fund.

In addition, the section entitled “Portfolio Transactions and Brokerage” is revised as follows:

The fifth through eighth paragraphs are deleted in their entirety and replaced with the following:

The Fund conducts its securities lending pursuant to an exemptive order from the Commission permitting it to lend portfolio securities to borrowers affiliated with the Fund and to retain an affiliate of the Fund as lending agent. To the extent that the Fund engages in securities lending, BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of the BlackRock Advisors, LLC (the “Manager”), acts as securities lending agent for the Fund, subject to the overall supervision of the Manager. BTC administers the lending program in accordance with guidelines approved by the Board of Trustees of BlackRock FundsSM (the “Trust”). Pursuant to the current securities lending agreement, BTC may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

The Fund retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees as defined below), and any fees or other payments to and from borrowers of securities. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in money market funds advised by the Manager or its affiliates, and such fees will not be subject to any waivers. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Such money market fund shares will not be subject to a sales load, distribution fee or service fee. If the money market fund’s weekly liquid assets fall below 30% of its total assets, the board of directors of the money market fund, including the majority of the non-interested directors of the money market fund, is permitted at any time, if it determines it to be in the best interests of the money market fund, to impose a liquidity fee of up to 2% on all redemptions or impose a redemption gate that temporarily suspends the right of redemption out of the money market fund. In addition, if the money market fund’s weekly liquid assets fall below 10% of its total assets at the end of any business day, the board of directors of the money market fund, including the majority of the non-interested directors of the money market fund, will impose a liquidity fee in the default amount of 1% on all redemptions, generally effective as of the next business day, unless the board of directors of the money market fund, including the majority of the non-interested directors of the money market fund, determines that a higher (not to exceed 2%) or lower fee level or not imposing a liquidity fee is in the best interests of the money market fund. The shares of the money market fund purchased by the Fund would be subject to any such liquidity fee or redemption gate imposed.

Pursuant to the current securities lending agreement, the Fund retains 80% of securities lending income (which excludes collateral investment fees).

In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in one of the two complexes of open-end funds advised by BlackRock or its affiliates (the “Equity-Liquidity Complex”) in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will receive for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment fees).

Prior to June 12, 2017, the Fund had a different securities lending arrangement.

Shareholders should retain this Supplement for future reference.

SAI-STIP-0617SUP